SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 27, 2014
Date of Report (Date of earliest event reported)

FBR & CO.
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

                                  001-33518                                                           20-5164223
                                    (Commission File Number)                                 (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Office) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 27, 2014, FBR & Co. (“FBR”) entered into a Transaction Agreement with Lazard Capital Markets LLC (“LCM”) pursuant to which FBR’s broker dealer subsidiary has agreed to purchase LCM’s securities lending business.  The closing of the transaction is subject to regulatory approval and other customary closing conditions.

Pursuant to the Transaction Agreement, FBR has agreed to issue to certain counterparties of LCM guarantees of LCM’s obligations under securities loan agreements up to an aggregate of $75,000,000.  The guarantees are expected to terminate on the earlier of the closing of the transaction and September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.
Date: March 28, 2014	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer